Exhibit 10.1

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of November 29, 2018, is entered into by and among the Lenders (as defined below) signatory hereto, BANK OF AMERICA, N.A., as administrative agent and as security trustee for the Lenders (in such capacity, “Agent”), CALLAWAY GOLF COMPANY, a Delaware corporation (“Parent”), CALLAWAY GOLF SALES COMPANY, a California corporation (“Callaway Sales”), CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation (“Callaway Operations”), OGIO INTERNATIONAL INC., a Utah corporation (“Ogio”), TRAVIS MATHEW RETAIL, LLC, a California limited liability company (“Travis Mathew Retail”), TRAVISMATHEW, LLC, a California limited liability company (“travisMathew” and together with Parent, Callaway Sales, Callaway Operations, Ogio, and Travis Mathew Retail, collectively, “U.S. Borrowers”), CALLAWAY GOLF CANADA LTD., a Canada corporation (“Canadian Borrower”), CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England (registered number 02756321) (“U.K. Borrower” and together with the U.S. Borrowers and the Canadian Borrower, collectively, “Borrowers”), and the other Obligors party hereto.

RECITALS

A.    Borrowers, the other Obligors party thereto, Agent, and the financial institutions signatory thereto from time to time (each a “Lender” and collectively the “Lenders”) have previously entered into that certain Third Amended and Restated Loan and Security Agreement dated as of November 20, 2017 (as amended, supplemented, restated and modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B.    Obligors have requested that Agent and the Required Lenders amend the Loan Agreement, which Agent and the Required Lenders are willing to do pursuant to the terms and conditions set forth herein.

C.    Obligors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement or any of the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    Amendments to Loan Agreement.

(a)    The following definition is hereby added to Section 1.1 of the Loan Agreement in its proper alphabetical order:

Additional Collateral: as defined in Section 10.2.1(o).

First Amendment to Third Amended and Restated Effective Date: means November 29, 2018.

Project Max Commitment Letter: that certain Commitment Letter, dated as of the First Amendment to Third Amended and Restated Effective Date, by and among Parent, Bank of America, N.A. (or any of its designated affiliates), JPMorgan Chase Bank, N.A. (together with any of its designated affiliates) and any Additional Lead Arranger (as defined therein) and any Additional Initial Lender (as defined therein) appointed in accordance with the terms thereof.

(b)    The definition of “Leverage Ratio” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

Leverage Ratio: means, as of any date of determination, the ratio of (a) the amount of Funded Debt as of such date, to (b) EBITDA for the most recently ended 12-month period for which financial statements have been delivered pursuant to Section 10.1.1, in each case, determined on a consolidated basis for Parent and its Subsidiaries.

(c)    Section 10.2.1(o) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(o) Liens securing Debt permitted under Sections 10.2.3(q) or (s) so long: (i) such Liens will be subject to an intercreditor agreement, in form and substance satisfactory to Agent; (ii) to the extent any such Liens are on any Collateral (as defined on the First Amendment to Third Amended and Restated Effective Date), such Liens are subordinated to the Liens of Agent pursuant to such intercreditor agreement (provided that, in the case of any Liens securing Debt permitted under Section 10.2.3(s), any such Liens on Term Loan Priority Intellectual Property (as defined in the Project Max Commitment Letter as in effect on the First Amendment to Third Amended and Restated Effective Date) shall be senior to the Liens of Agent hereunder and shall not be subordinated to the Liens of Agent); and (iii) to the extent such Liens extend to Property which does not (or would not) constitute Collateral (as defined on the First Amendment to Third Amended and Restated Effective Date) (“Additional Collateral”), at the request of the Required Lenders, the Obligors and their Subsidiaries shall execute and deliver such documents, instruments and agreements and take such other actions as Agent shall require to evidence and perfect a Lien in favor of Agent (for the benefit of Secured Parties) on all Additional Collateral (it being understood that any such Liens held by Agent on Additional Collateral shall be junior to the Liens permitted under this Section 10.2.1(o) as set forth in an intercreditor agreement in form and substance satisfactory to Agent); and”

(d)    Section 10.2.3(q) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(q) other Debt that is not included in any of the preceding clauses of this Section so long as: (i) such Debt does not exceed $250,000,000 in the aggregate at any one time outstanding, (ii) such Debt is not secured by a Lien, or is secured by a lien permitted by Section 10.2.1(o), (iii) such Debt has a maturity date that is at least 6 months after the Facility Termination Date, (iv) such Debt does not have scheduled amortization in excess of 15% per year, and (v) immediately upon and after giving effect to such Debt, the Leverage Ratio is not greater than 4.5 to 1.0;”

(e)    Section 10.2.3 of the Loan Agreement is hereby amended by (i) replacing the period and inserting “; and” at the end of clause (r) and (ii) adding the following clause (s):

“(s) Debt (i) as described in the Project Max Commitment Letter, as may be modified by the market flex conditions referenced in the Fee Letter (as defined in the Project Max Commitment Letter), as disclosed to Agent prior to the First Amendment to Third Amended and Restated Effective Date, so long as: (A) the aggregate outstanding principal amount of such Debt at any one time does not exceed the amount incurred in connection with the consummation of the Acquisition (as defined in the Project Max Commitment Letter) in accordance with the terms of the Project Max Commitment Letter, less any principal payments made on account of such Debt, (B) any Liens securing such Debt are permitted by Section 10.2.1(o), (C) such Debt has a maturity date that is at least 6 months after the Facility Termination Date; and (D) such Debt is incurred in accordance with the terms of the Project Max Commitment Letter as in effect on the First Amendment to Third Amended and Restated Effective Date, or as amended from time to time thereafter so long as such amendments are not materially adverse to the interest of the Lenders and (ii) any refinancings, refundings, renewals or extensions of such Debt permitted in clause (i) hereto, so long as (A) the amount of such Debt is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, (B) such Debt has a maturity date that is at least 6 months after the Facility Termination Date, (C) such Debt does not have scheduled amortization in excess of 15% per year, (D) any Liens securing such Debt are permitted by Section 10.2.1(o), and (E) upon giving effect to it, no Default or Event of Default exists.”

(f)    Section 10.2.9 of the Loan Agreement is hereby amended by (i) deleting the “and” prior to clause (iv); (ii) replacing the period and inserting “; and” at the end of clause (iv), and (iii) adding the following clause (v):

“(v) customary restrictions with respect to Debt permitted under Section 10.2.3(s).”

(g)    Section 10.2.10 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Make any (a) payments (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) with respect to any Debt which is subordinated to the Obligations (which, for the avoidance of doubt, does not include any Debt permitted under Section 10.2.3(s)), except regularly scheduled payments of principal, interest and fees, but only to the extent permitted under any subordination agreement relating to such Debt (and a Senior Officer of Borrower Agent shall certify to Agent, not less than five Business Days prior to the date of payment, that all conditions under such agreement have been satisfied); (b) any voluntary payments with respect to any Borrowed Money (other than the Obligations and any intercompany obligations) prior to its due date; provided, however, that the restriction set forth in clause (b) shall not apply to: (x) any voluntary payments made to consummate a refinancing in full of the Debt permitted under Section 10.2.3(s) to the extent such refinancing is permitted under the terms of Section 10.2.3(s); and (y) any payment if either: (A) (1) on a pro forma basis after giving effect to such payment, Net Excess Availability has been greater than an amount equal to 15% of the Maximum Facility Amount at all times during the thirty (30) day period immediately prior to the making of such payment, (2) Net Excess Availability is greater than an amount equal to 15% of the Maximum Facility Amount after giving effect to such payment, and (3) the Fixed Charge Coverage Ratio, on a pro forma basis after giving effect to such payment (calculated on a trailing twelve month basis recomputed for the most recent month for which financial statements have been delivered) is not less than 1.0 to 1.0; or (B) (1)

average daily Net Excess Availability, on a pro forma basis after giving effect to such payment, has been greater than an amount equal to 20% of the Maximum Facility Amount for the ninety (90) day period immediately prior to the making of such payment, (2) Net Excess Availability is greater than an amount equal to 20% of the Maximum Facility Amount after giving effect to such payment, and (3) no Term Loans are outstanding at the time such payment is made.”

2.    Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:

(a)    Amendment. Agent shall have received this Amendment, executed by Agent, each Obligor and the Required Lenders in a sufficient number of counterparts for distribution to all parties.

(b)    Commitment Papers. Agent shall have received fully executed copies of the Project Max Commitment Letter described in Section 1(a) above (including the Fee Letter described therein, schedules, exhibits and annexes thereto), in each case, in form and substance reasonably satisfactory to Agent.

(c)    Representations and Warranties. The representations and warranties set forth herein must be true and correct.

(d)    No Default. No event has occurred and is continuing that constitutes an Event of Default.

(e)    Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

3.    Representations and Warranties. Each Obligor represents and warrants as follows:

(a)    Authority. Each Obligor has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Obligor of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)    Enforceability. This Amendment has been duly executed and delivered by each Obligor. This Amendment and each Loan Document to which any Obligor is a party (as amended or modified hereby) is a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and is in full force and effect.

(c)    Representations and Warranties. The representations and warranties contained in each Loan Document to which any Obligor is a party (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d)    Due Execution. The execution, delivery and performance of this Amendment are within the power of each Obligor, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Obligor.

(e)    No Default. No event has occurred and is continuing that constitutes an Event of Default.

4.    Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to Section 5-1401 of the New York General Obligation Law and Federal laws relating to national banks). The consent to forum and judicial reference provisions set forth in Section 14.15 of the Loan Agreement are hereby incorporated in this Amendment by reference.

5.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

6.    Reference to and Effect on the Loan Documents.

(a)    Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b)    Except as specifically amended above, the Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Obligors to Agent and the Lenders.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)    To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

7.    Ratification. Each Obligor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof. Subject to and without limiting the foregoing, all security interests, pledges, assignments and other Liens and Guarantees previously granted by any Obligor pursuant to the Loan Documents are hereby reaffirmed, ratified, renewed and continued, and all such security interests, pledges, assignments and other

Liens and Guarantees shall remain in full force and effect as security for the Obligations on and after the date hereof.

8.    Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Obligor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Obligor as against Agent or any Lender with respect to the Obligations.

9.    Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

OBLIGORS:

CALLAWAY GOLF COMPANY,
a Delaware corporation

By:	/s/ Brian P. Lynch
Name:	Brian P. Lynch
Title:	Senior Vice President, General Counsel,
Corporate Secretary and Chief Financial Officer

CALLAWAY GOLF SALES COMPANY,
a California corporation

By:	/s/ Jennifer L. Thomas
Name:	Jennifer L. Thomas
Title:	Chief Financial Officer & Treasurer

CALLAWAY GOLF BALL OPERATIONS, INC.,
a Delaware corporation

By:	/s/ Jennifer L. Thomas
Name:	Jennifer L. Thomas
Title:	Treasurer

CALLAWAY GOLF CANADA LTD.,
a Canada corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]

CALLAWAY GOLF EUROPE LTD.,
a company organized under the laws of England and Wales

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

By:	/s/ Neil Howie
Name:	Neil Howie
Title:	Director

CALLAWAY GOLF INTERACTIVE, INC.
a Texas corporation

By:	/s/ Jennifer L. Thomas
Name:	Jennifer L. Thomas
Title:	Chief Financial Officer

CALLAWAY GOLF INTERNATIONAL SALES COMPANY,
a California corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	President

CALLAWAY GOLF EUROPEAN HOLDING COMPANY LIMITED,
a company limited by shares incorporated under the laws of England and Wales

By:	/s/ Neil Howie
Name:	Neil Howie
Title:	Director

By:	/s/ Steven Gluyas
Name:	Steven Gluyas
Title:	Director

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]

OGIO INTERNATIONAL INC.,
a Utah corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Vice President & Treasurer

TRAVIS MATHEW RETAIL, LLC,
a California limited liability company

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Treasurer

TRAVISMATHEW, LLC,
a California limited liability company

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Treasurer

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and as a U.S. Lender

By:	/s/ James Fallahay
Name:	James Fallahay
Title:	Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]

BANK OF AMERICA, N.A.
(acting through its London branch), as a U.K. Lender

By:	/s/ James Fallahay
Name:	James Fallahay
Title:	Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]

BANK OF AMERICA, N.A.
(acting through its Canada branch), as a Canadian Lender

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]

SUNTRUST BANK,
as a U.S. Lender, a Canadian Lender and a U.K. Lender

By:	/s/ Dan Clubb
Name:	Dan Clubb
Title:	Director

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]

MUFG UNION BANK N.A.,
as a U.S. Lender, a Canadian Lender and a U.K. Lender

By:	/s/ Peter Ehlinger
Name:	Peter Ehlinger
Title:	Vice President

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]

JPMORGAN CHASE BANK, N.A.,
as a U.S. Lender

By:	/s/ Marshall Trenckmann
Name:	Marshall Trenckmann
Title:	Executive Director

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]

JPMORGAN CHASE BANK, N.A., LONDON BRANCH,
as a U.K. Lender

By:	/s/ Kennedy A. Capin
Name:	Kennedy A. Capin
Title:	Authorized Officer

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as a Canadian Lender

By:	/s/ Auggie Marchetti
Name:	Auggie Marchetti
Title:	Authorized Officer

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]